EXHIBIT 99.1

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                    CERTIFICATION PURSUANT TO
                     18 U.S.C SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


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The undersigned hereby certifies, in my capacity as an officer of NSTAR, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (i) the enclosed Annual Report of NSTAR on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities
       Exchange Act of 1934; and

  (ii) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of NSTAR.

Dated:  March 27, 2003           By:    /s/ THOMAS J. MAY
                                        Thomas J. May
                                        Chairman, President and
                                        Chief Executive Officer

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